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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM 8-K

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 31, 1996

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                           HOMEGATE HOSPITALITY, INC.
             (Exact name of Registrant as specified in its charter)


      Delaware                        0-21509                   75-0511313
  (State or other             (Commission File Number)      (I.R.S. Employer
  jurisdiction of                                         Identification Number)
   incorporation)

 111 Congress Avenue
      Suite 2600                                                   78701
    Austin, Texas                                               (Zip code)
(Address of principal
executive offices)

      Registrant's telephone number, including area code:  (512) 477-6400
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Item 2.  Acquisition or Disposition of Assets

     On December 31, 1996, Homegate Hospitality, Inc. ("Homegate") purchased a 3-story extended-stay hotel facility containing 149 units located in Austin, Texas from InnHome Austin, Ltd. The acquisition price of $7,700,000 was established through arm's length negotiations between the parties. Homegate used a portion of the proceeds received from its recent initial public offering to acquire the property. Although previously operated as an extended-stay facility, Homegate intends to renovate this hotel to conform to the quality standards of Homegate. The hotel will be operated under the Homegate Studio & Suites brand name. Attached hereto as Exhibit 2.0 is a copy of the Purchase and Sale Agreement.

Item 7.  Financial Statements and Exhibits

     To be filed by amendment.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 HOMEGATE HOSPITALITY, INC.
                                 (Registrant)



                                 By:  /s/ Robert A. Faith
                                      --------------------------
                                      Robert A. Faith
                                      President and Chief Executive Officer


Date:     January 15, 1997
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                               Index to Exhibits
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Exhibit No.                                                       Page
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   2.0           Purchase and Sale Agreement